EXHIBIT 10.4

     CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC.
                OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH
              RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                       DIGITAL CINEMA DEPLOYMENT AGREEMENT


THIS DIGITAL CINEMA DEPLOYMENT AGREEMENT ("AGREEMENT"), made and entered into by and among Buena Vista Pictures Distribution, 500 South Buena Vista, Burbank, CA 91521 ("Distributor"), Christie/AIX, a subsidiary of Access Integrated
Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, NJ 07960 ("CHRISTIE/AIX"), and Christie Digital Systems USA, Inc., 10550 Camden Drive, Cypress, CA 90630, ("CHRISTIE"), sets forth and describes the parties' understanding with respect to the services described below (the "TRANSACTION").

WHEREAS Christie/AIX is in the business of funding the deployment of digital projection systems for theatrical presentations in the United States and Canada and Christie is in the business of developing and manufacturing digital projectors for use in theatrical presentations in the United States and Canada.

WHEREAS Distributor distributes films produced by WALT DISNEY PICTURES and TOUCHSTONE PICTURES and is interested in having films it distributes under these banners distributed digitally.

   In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the sufficiency of which the parties acknowledge, the parties agree as follows:

1. DEFINITIONS

   (a) "APPROVED EXHIBITOR" is

      (i) a Group 1 Exhibitor which has entered into an agreement with Christie/AIX to have Projection Systems installed in the Territory, during the Roll-Out Period by Christie/AIX in a minimum of ***% of the exhibitor's total screens and a minimum of ***% of the screens per complex;

      (ii) more than one Group 1 Exhibitors which have each entered into an agreement with Christie/AIX to have Projection Systems installed in the Territory, during the Roll-Out Period by Christie/AIX in a minimum of ***% of each Group 1 Exhibitor's total screens and a minimum of ***% of the screens per complex;

      (iii) both Group 2 Exhibitors which have entered into an agreement with Christie/AIX to have Projection Systems installed in the Territory, during the Roll-Out Period by Christie/AIX in a minimum of ***% of each exhibitor's total screens and a minimum of ***% of the screens per complex;

      (iv) one Group 1 Exhibitor and one Group 2 Exhibitor which have each entered into an agreement with Christie/AIX to have Projection Systems installed in the Territory, during the Roll-Out Period by Christie/AIX in a minimum of ***% of each exhibitor's total screens and a minimum of ***% of the screens per complex; or

      (v) any other Exhibitor as approved in writing by Distributor.

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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   (b) "CONTRACT YEAR" means a one-year  period  beginning on October 1st of one year and ending on September 30th the following year. The "FIRST CONTRACT YEAR" is October 1, 2005 to September 30, 2006.

   (c) "DCI" means Digital Cinema Initiatives, LLC.

   (d) "DCI SPEC" means the DCI Technical Specification Version 1.0.

   (e) "DIGITAL SYSTEM" means collectively one or more Projection Systems, a central storage server connecting all Projection Systems within a theatre complex, a theater management system, and such other system components and software as are required to meet the standards set forth in the DCI Spec.

   (f) "DIGITAL TITLE" means a digitized version of a theatrical motion picture released by a motion picture studio.

   (g) "EXHIBITOR" means any exhibitor in the Territory to which Distributor licenses motion pictures for theatrical presentation.

   (h) "ENGAGEMENT" means the period of time beginning with an opening date of a Digital Title within a theatre complex and ending on the closing date of that Digital Title within that same theatre complex.

   (i) "GROUP 1 EXHIBITORS" means ***, ***, ***, *** and ***.

   (j) "GROUP 2 EXHIBITORS" means *** and ***.

   (k) "INSTALLATION DATE" means the date which is two weeks after the date that all components necessary for installation of a Digital System have been received at the site where the Digital System will be installed.

   (l) "MXF PLAN" means, collectively, the MXF Interoperability Compliance Test Plan as set forth in ATTACHMENT A-1, and the MXF Interoperability Digital Cinema Requirements, as set forth in ATTACHMENT A-2.

   (m)  "OTHER  EXHIBITORS"  means  any  Exhibitor  which  is  not  an  Approved
   Exhibitor.

   (n) "PROJECTION SYSTEM" means collectively a system deployed by Christie/AIX consisting of a DLP Cinema 2k projector, capable of both 2-D and 3-D display, and a digital cinema server for each theatre screen. Each Projection System will be a part of a Digital System.

   (o) "ROLL-OUT PERIOD" means *** through ***.

   (p) "TERRITORY" means the United States, including its territories and possessions, and Canada.

2. TERM. The term of this Agreement will commence on August 1, 2005 ("EFFECTIVE DATE") and terminate on September 30, 2020 (the "TERM").

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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3. DEPLOYMENT.

   (a) Beginning of Deployment. Christie/AIX will begin deployment of the Digital Systems immediately upon reaching written agreement concerning the theatrical release of Digital Titles with (i) Distributor and at least two of Fox, Paramount, Sony Pictures Entertainment, Universal and Warner Bros. (each a "MAJOR STUDIO") or, alternatively, with Distributor, one Major Studio and both DreamWorks and New Line; and (ii) at least one Exhibitor. Notwithstanding the foregoing, Christie/AIX reserves the right to commence deployment at any time prior to entering into such written agreements. If Distributor has not entered into written agreements with an Exhibitor as set forth in Section 7 below, within 2 months after this Agreement has been fully executed, Christie/AIX may terminate this Agreement with no further obligation to Distributor. Christie/AIX will retain the services of Christie to install the Digital Systems according to the Roll-Out Schedule which Christie/AIX must supply to Distributor within one week of Christie/AIX's creation of the schedule. If for any reason Christie/AIX does not commence deployment before October 31, 2005, it may terminate this Agreement with no further obligation to Distributor.

   (b) Minimum deployment. If for any reason Christie/AIX does not meet the following minimum requirements, Distributor may terminate this Agreement with no further obligation to Christie/AIX:

      (i) Deploy a minimum of *** fully operational Projection Systems no later than ***;

      (ii) Have agreements for deployment with an Approved Exhibitor no later than ***; and

      (iii) Deploy fully operational Projection Systems to greater than ***% of the screens in a complex.

   (c) Maximum Deployment. The maximum number of Projection Systems which Christie/AIX may include in this Agreement is *** ("MAXIMUM DEPLOYMENT"), of which the maximum number of Projections Systems deployed to Other Exhibitors is ***.

   (d) Financing issues. If for any reason Christie/AIX does not meet the following minimum requirements, other than by reason of failing to obtain debt financing on reasonable terms, Distributor may terminate this Agreement with no further obligation to Christie/AIX:

      (i) Deploy a minimum of *** fully operational Projection Systems no later than ***; and

      (ii) Deploy a minimum of *** fully operational Projection Systems, no later than the end of the Roll-Out Period.

4. GUARANTEE BY CHRISTIE. Christie unconditionally and irrevocably guarantees all of Christie/AIX's obligations pursuant to this Agreement, including without limitation all financial obligations, representations and warranties, and indemnifications.

5. DCI SPEC COMPLIANCE. Digital Systems which Christie/AIX deploys during the Roll-Out Period will meet or exceed the standards set forth in the DCI Spec. If systems compliant with the DCI Spec are not available at the commencement of the

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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Roll-Out Period, then Christie/AIX will deploy MXF Plan-compliant  systems until systems compliant with the DCI Spec become available. When the technology necessary to make Digital Systems compliant with the DCI Spec becomes available, Christie/AIX will (a) thereafter deploy only Digital Systems which are compliant with the DCI Spec and (b) within four (4) months after such availability upgrade all Digital Systems previously deployed to bring such Digital Systems into compliance with the DCI Spec, at no incremental cost to Distributor, provided that by *** all Digital Systems then deployed will be compliant with the DCI Spec. Christie/AIX represents and warrants that it will require all exhibitors utilizing Digital Systems to permit Distributor or its authorized representative to verify compliance of such Digital Systems with the DCI Spec and to observe installation methods and utilization of Digital Systems, and that it will require all exhibitors to cooperate fully with on-site Distributor inspections.

6. JPEG 2000 / MXF INTEROPERABILITY. Christie/AIX will install all Digital Systems deployed under this Agreement in the JPEG 2000 format if the format is commercially available from at least three vendors at the time of installation, and will upgrade all Digital Systems which were deployed before such time to JPEG 2000. Christie/AIX will complete all such upgrades within three months of the date that such format is commercially available from at least three vendors. All Digital Systems which Christie/AIX deploys prior to the time that JPEG 2000 format is available will comply with the MXF Plan.

7. DISTRIBUTOR'S OBLIGATION REGARDING DIGITAL RELEASES. Nothing in this Agreement obligates Distributor or its affiliates to license any motion picture to any theatre, in any format, except as agreed by Distributor or its affiliates and an exhibitor, in their sole discretion, on a picture by picture, theatre by theatre basis: provided, however, that if an exhibitor and Distributor or its affiliates agree to license a picture to a screen equipped with a Digital System, Distributor will make the picture available, subject to ATTACHMENT B, as a Digital Title. Distributor will use commercially reasonable efforts to enter into a written agreement with any Exhibitor with which Christie/AIX has agreed to deploy Digital Systems, concerning the general terms and conditions of Distributor's licensing Digital Titles, but Distributor will have no obligation under this Agreement until it has entered into such an agreement any such Exhibitor. Subject to Distributor entering into such written agreements, if Christie/AIX has deployed between *** and *** fully operational Projection Systems, then Distributor will make available as Digital Titles at least *** of its theatrical motion picture releases each Contract Year. Once Christie/AIX has deployed *** or more fully operational Projection Systems, then Distributor will make available Digital Titles in the minimum percentage, as shown on ATTACHMENT B, of all theatrical motion pictures it releases each Contract Year.

8. DISTRIBUTOR'S OBLIGATION REGARDING VIRTUAL PRINT FEES AND WATERMARKING LICENSE FEES.

   (a) Distributor or its affiliates will pay to Christie/AIX one virtual print fee ("VPF"), in the applicable amount set forth on ATTACHMENT C, per Digital Title, per Projection System, and per Engagement, regardless of the number of exhibitions. Distributor will not pay a VPF for:

      (i) trailers;

      (ii) material of less than 15 minutes duration which Distributor programs and licenses to be exhibited only with the Digital Title (e.g., short subjects, cartoons);

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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      (iii) moveovers,  i.e.,  presentation of a Digital Title on a screen other than where it opened at the beginning of the Engagement, but within the same complex;

      (iv) a screen where the Digital System malfunctions (by reason of system defects and not due to operator error or power surges) preventing more than one (1) exhibition of a Digital Title, except that on up to ten (10) occasions aggregated Territory-wide per Contract Year, Christie/AIX may charge a VPF where only two (2) consecutive exhibitions are missed;

      (v) exhibition on a Digital System more than 10 years after the Installation Date of that Digital System.

   (b) If Christie/AIX licenses watermarking technology in order to have Digital Systems comply with the DCI Spec, Distributor will negotiate with Christie/AIX to determine what additional fee should be paid by Distributor for the watermarking technology, provided however that (i) the fee will be based upon Christie/AIX's actual direct out-of-pocket costs prorated over all of Christie/AIX's customers; (ii) the maximum fee will be an increase of $*** per VPF; and (iii) the cost to Distributor to recover the watermark identification will be reasonably competitive with DCI compliant watermarking systems.

9. DISTRIBUTOR'S AFFILIATES. This Agreement applies to all films produced by WALT DISNEY PICTURES and TOUCHSTONE PICTURES regardless of whether the films are distributed by Distributor or its affiliates. Distributor may, at its election, include in this Agreement, on a picture by picture basis, any motion picture in which Distributor or a Distributor affiliate has distribution rights or a financial interest. Christie/AIX will calculate and charge VPFs based upon all Digital Titles which Distributor releases combined with VPF on titles for affiliates which Distributor has elected to have included in this Agreement.

10. QUALITY, RELIABILITY AND PERFORMANCE. Christie/AIX or its permitted assignees will retain title to and will be responsible for maintaining and servicing the Digital Systems for the Term. Christie/AIX or its permitted assignees, agents representatives or subcontractors will:

   (a) maintain an adequate staff of technicians to provide technical support via telephone to exhibitors utilizing the Digital Systems. Such technical support will be available to each exhibitor during theatre operating hours, regardless of a theatre's location or time zone, seven days per week;

   (b) provide a 2-hour on-site response time to theatre locations in the United States (except that on any ten (10) occasions aggregated Territory-wide in any Contract Year response time may be within 4 hours), and on-site response time as promptly as possible in Canada, to provide technical assistance, repairs and maintenance for Digital Systems;

   (c) maintain the highest levels of quality and reliability in the design, manufacture, deployment, performance and support of its Digital Systems;

   (d) perform all services, including delivery, installation, and maintenance, in a first class manner, and will comply with minimum standards of quality and security which Distributor and Christie/AIX agree upon from time to time; and

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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   (e)  perform  all  services  with fully  trained  and  technically  qualified personnel. Christie/AIX will change and improve its services whenever necessary to meet industry standards set by the DCI Spec and to maintain its position as a leader in the digital cinema industry.

11. INVOICING, RECORD KEEPING AND AUDITS.

   (a) Invoicing. Christie/AIX will issue one invoice to Distributor per month for VPFs, in the month following the month in which the payment obligation for the VPFs accrues. Distributor will pay invoices net forty-five (45) days from the date of the invoice. Distributor will pay Christie/AIX only if the invoices are substantiated to Distributor's reasonable satisfaction. Distributor reserves the right to demand and receive explanation and further supporting documentation for any invoice before payment.

      Christie/AIX must address all invoices as follows:

      Buena Vista Pictures Distribution
      500 South Buena Vista Street
      Burbank, CA  91521-1272
      Attn:  Deb White

   (b) Reports. Christie/AIX will provide quarterly written reports to Distributor indicating the amount and location of all Digital Systems deployed under this Agreement, and Distributor will regularly report to Christie/AIX locations and dates of all bookings of Digital Titles by
   Distributor to such locations. Christie/AIX will make available to Distributor all reports of all exhibitions of Digital Titles on Digital Systems. Christie/AIX will, for at least four (4) years from the date of invoice, keep records of all information on which invoices to Distributor are based and records of rates charged to other customers for which Christie/AIX provided the same or similar services.

   (c) Audits. Distributor, at its sole expense, will have the right to audit, during normal business hours and upon reasonable advance notice, but no more than once in any calendar year, such records for the purpose of verifying Christie/AIX and exhibitor obligations to Distributor, and for the purpose of verifying Christie/AIX's compliance with its obligations under this Agreement, including but not limited to the provisions of Sections 17 and 21. Distributor will bear the cost and expense of such audit unless a material discrepancy is found, in which case the cost of the audit will be borne by Christie/AIX. A discrepancy is material if it involves an overpayment of 5% or more. Distributor will, for at least four (4) years, keep records of all bookings of Digital Titles, and Christie/AIX, at its sole expense, will have the right to audit such records, during normal business hours and upon at least 15 days prior written notice, solely for the purpose of verifying amounts payable by Distributor to Christie/AIX.

12. LIMITATIONS ON LIABILITY.

   (a) Limitations.

      (i) Except as provided in Section 12(a)(iii) below, Distributor's only remedy for Christie/AIX's breach of section 3 or 10 of this Agreement is to terminate this Agreement.

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      (ii) If  Christie/AIX  deploys,  installs and  maintains  Digital  Systems according to its obligations in Sections 5 and 6, it will not be liable for any loss to Distributor caused by the unreliability of the Digital Systems, including but not limited to security failures (including only by way of example flaws or breaches to security) or caused by the Digital Systems unreliability, then Distributor's only remedy is termination of this Agreement.

      (iii) If a Digital System malfunctions (by reason of system defects and not due to operator error or power surges), Christie/AIX's only liability for the missed exhibition(s) will be to reimburse Distributor's out-of-pocket costs (excluding only the actual print cost) up to a maximum amount of $*** per malfunction, incurred to substitute a 35mm print at a screen where exhibition of a Digital Title would be delayed more than 2 hours due to such malfunction; provided however, that on up to ten (10) occasions aggregated Territory-wide per Contract Year such reimbursement will be waived where no more than two (2) consecutive exhibitions are missed.

   (b) Exclusions to Limitations. Nothing contained in this Agreement limits the liability of Christie/AIX

      (i) for its willful or negligent acts; or

      (ii) arising out of any personal injury, death or property damage attributable to manufacturing defects in the Digital Systems or to any installation, maintenance or support services provided with respect to Digital Systems.

13. EXCLUDED COSTS. Distributor is responsible for costs of digital print content preparation and distribution, including any and all costs relating to producing, encoding, encrypting, packaging, watermarking (other than watermarking which is part of the DCI Spec), marketing and delivering Digital Titles. Distributor is also responsible for costs of key generation, delivery and management. Distributor will not be responsible for payment to Christie/AIX of any cost items arising out of or in connection with the deployment of Digital Systems, including without limitation installation, testing, training, and other on-site costs.

14. PROGRAM EXTENSION. The Maximum Deployment may be extended to subsequent deployments of Digital Systems during or after the Roll-Out Period only by written agreement of Christie/AIX and Distributor. Neither Christie/AIX nor Distributor will be obligated to extend the Transaction to any subsequent deployments of Digital Systems.

15. NON-EXCLUSIVITY / NON-INTERFERENCE. The Transaction is non-exclusive and each party is free at all times to make agreements with others concerning digital cinema. While this Agreement remains in effect, Christie/AIX agrees that time is of the essence in providing the services. Christie/AIX may not render any services to third parties which would interfere with the performance of services under this Agreement.

16. PRESS RELEASE/NO USE OF DISNEY NAME. Except as required under applicable law, neither party may disclose the content of this Agreement to any unaffiliated third party (and any disclosure to an affiliated party will be on a strictly confidential basis), or make any public statement or announcement regarding this Agreement or the content hereof, without the prior written

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

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approval  of  the  other  party.  Buena  Vista  Pictures  Distribution,   Access
Integrated Technologies, Inc., Christie/AIX and Christie will work together to agree to a joint press release regarding the execution of this Agreement, but no party will have the right to issue a press release regarding the execution of this Agreement unless each party mentioned in the press release approves, in writing in its sole discretion, the text of the release. By the operation of this Agreement, Christie/AIX acquires no right to use, and must not use, the name "Buena Vista Pictures Distribution", "The Walt Disney Company", "ABC", or "ESPN" or any derivation of such names, or any fanciful characters, trademarks, trade names or designs of The Walt Disney Company or its subsidiary, affiliated and related companies in advertising, publicity or promotion, to express or to imply endorsement of products or services, nor in any other manner whatsoever without the prior written approval of Distributor.

17. MOST FAVORABLE TERMS.

   (a) AGGREGATE TERMS. If Christie/AIX or its affiliates provides comparable services to any other customer at rates that, net of all consideration, are lower than those charged to Distributor under this Agreement, then it will reduce the rate charged to Distributor to the lower rate, effective as of the date the Christie/AIX or its affiliates commenced charging the lower rate, or afforded other consideration, to the other customer. Under this Section 17, "CONSIDERATION" means anything of value, however denominated, afforded by Christie/AIX or its affiliates to customers including, but not limited to, all incentives, credits, discounts, up-front payments, loans, free services, rebates and adjustments.

   (b) LINE ITEM SERVICES. If Christie/AIX or its affiliates provides services comparable to services provided under this Agreement to another customer for any separate service lower than the rate charged to Distributor under this Agreement, then it will notify Distributor in writing of the entire pricing schedule it is providing to the other customer. Distributor will have the option, exercisable in its sole discretion within 30 days of receipt of the notice, to substitute into this Agreement the entire pricing schedule utilized for the other customer.

18. KEY EMPLOYEE. The services of Bud Mayo, who works for Christie/AIX, and Jack Kline, who works for Christie (each a "KEY EMPLOYEE") are of particular importance to Christie/AIX's and Christie's properly complying with their obligations under this Agreement, and if a Key Employee ceases to be employed by Christie/AIX, or Christie, respectively, Christie/AIX or Christie, as appropriate, will immediately provide Distributor with written notice.

19. TERMINATION.

   (a) Distributor's  Rights. In addition to the termination rights set forth in
   Section 3, above, Distributor may immediately terminate this Agreement, in whole or in part, upon written notice to Christie/AIX if:

      (i) the Digital Systems do not perform at the highest quality level available in the digital cinema industry for 2k systems as of the time of deployment, and at the reliability level of 35mm projection systems as of the time of deployment, and Christie/AIX fails to cure the failure within 45 days from the date of Christie/AIX's receipt of notice, so long as Christie/AIX commences immediately and diligently to remedy such failure;

      (ii) there is any violation of the confidentiality or security provisions of Sections 20 and 21, respectively;

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      (iii)  Christie/AIX  ceases to support  the program  contemplated  by this
      Agreement;

      (iv) Christie/AIX makes any assignment for the benefit of creditors or files a petition in bankruptcy or is adjudged bankrupt or becomes insolvent or is placed in the hands of a receiver or if any of the equivalent of any of the foregoing proceedings or acts referred to in this clause, though known or designated by some other name or term occurs;

      (v) Christie/AIX breaches any other material term or provision of this Agreement and fails to cure such breach within 45 days from the date of Christie/AIX's receipt of notice, so long as Christie/AIX commences immediately and diligently upon notice to remedy such breach;

      (vi) a Key Employee ceases to be employed by Christie/AIX or Christie, as appropriate, during the first three Contract Years, and Distributor, in its discretion, determines that Christie/AIX or Christie may not be able to adequately perform its obligations under this Agreement; or

      (vii) there is a change in ownership of Christie/AIX.

   (b) Christie/AIX's Rights. Christie/AIX may terminate this Agreement, in whole or in part, upon written notice to Distributor if:

      (i) Distributor violates the confidentiality provisions of this Agreement, or

      (ii) Distributor breaches any other material term or provision of this Agreement and fails to cure such breach within 45 days from the date of Distributor's receipt of such notice, so long as Distributor commences immediately and diligently upon notice to remedy such breach.

20. CONFIDENTIAL INFORMATION. Distributor and Christie/AIX agree to keep confidential this Agreement and all its provisions, along with any and all information furnished to it by the other party, or their subsidiaries or affiliates, representative or independent public accountants in connection with the transactions contemplated by this Agreement except to the extent (i) any such information is or becomes generally available to the public other than as a result of disclosure by Distributor or Christie/AIX; (ii) any such information is required to be disclosed by a court of competent jurisdiction or governmental agency pursuant to subpoena or similar power; or (iii) any such information was or becomes available to Distributor or Christie/AIX on a non-confidential basis and from a source (other than a party to this Agreement or any advisor of such party) that is not bound by a confidentiality agreement, and Distributor and Christie/AIX will instruct their officers, employees and other representatives having access to such information of such obligation of confidentiality. Distributor agrees that auditors engaged by any of Christie/AIX's other customers conducting a most favored nations audit of Christie/AIX shall have access to this Agreement to the same extent as Distributor's auditors have access to other Christie/AIX customer contracts pursuant to the provisions of
Section 11. The foregoing obligations will survive the termination or cancellation or rescission of this Agreement and the same will not relieve the parties of their obligations regarding confidentiality.

21. SECURITY.

   (a) Christie/AIX represents and warrants that it will implement and maintain security procedures, to safeguard all Digital Titles, Disney Materials (as defined in Section 22) and the Results and Proceeds (as defined in Section
   23), including but not limited to during transport of any kind by or on behalf of Christie/AIX, from damage and loss due to any cause, including but not limited to conversion, misuse, destruction, loss, theft, loan, gift, misdelivery, or other misappropriation, and that the security procedures it maintains, must be equivalent in all respects to the highest standards prevailing in the industry and agrees that the same will continue to be true during the Term. Christie/AIX will provide Distributor with descriptive and verifying documentation of its security procedures and will immediately notify Distributor in writing if there is a breach or alleged breach of the security procedures.

   (b) Christie/AIX grants Distributor the right to periodic inspection of Christie/AIX's security procedures, and promises that it will cooperate with Distributor to the fullest extent possible in such periodic inspections and resultant recommendations.

22. APPROVED USE OF DISNEY MATERIALS, OWNERSHIP OF COPYRIGHTS AND TRADEMARKS.

   (a) Distributor grants to Christie/AIX a limited license to use the Digital Titles and their underlying and constituent elements, including, but not limited to artwork, designs, characters, logos and other materials (the "DISNEY MATERIALS") which are owned by Distributor or its parent, related or affiliated companies (collectively, the "COMPANIES"), solely in connection with the performance of Christie/AIX's services under this Agreement. Christie/AIX acknowledges that the copyrights and all other proprietary rights in and to Disney Materials are exclusively owned by and reserved to the Companies. Christie/AIX will neither acquire nor assert copyright ownership or any other proprietary rights in the Disney Materials or in any derivation, adaptation, variation or name of such Disney Materials.

   (b) Except as specifically provided for in this Agreement, it is agreed that Distributor is not granting to Christie/AIX, and Christie/AIX will not acquire, any right to or interest in any copyright, trademark or service mark relating to the Digital Titles or any other Disney Materials. All uses of the Companies' trademarks by Christie/AIX under this Agreement will inure to the Companies' benefit. Christie/AIX acknowledges that the Companies are the exclusive owners of the trademarks, and of any trademark incorporating all or any part of any Disney Materials, and the trademark rights created by such uses. Without limiting the foregoing, Christie/AIX assigns to Distributor all the trademarks, and any trademark incorporating all or any part of any Disney Materials, and the trademark rights created by such uses, together with the goodwill attaching to that part of the business in connection with which such trademarks are used. Christie/AIX agrees to execute and deliver to Distributor such documents as Distributor requires in order that protection and/or registrations for the trademarks may be obtained or maintained and to follow Distributor's instructions for proper use of the trademarks.

23. RESULTS AND PROCEEDS.

   (a) Christie/AIX hereby acknowledges that the results and proceeds of Christie/AIX's Services under this Agreement (the "RESULTS AND PROCEEDS") will be deemed a work made for hire and/or work specially ordered or commissioned by Distributor as part of a contribution to a collective work, as part of a motion picture or other audiovisual work. Distributor will be the sole author of the Results and Proceeds and will have the right to obtain copyrights and/or other protection thereof. Christie/AIX acknowledges that Distributor is and will be the sole and exclusive owner of all rights of every kind and will have the right to use, distribute and/or transfer the Results and Proceeds of Christie/AIX's services and Distributor will have the right to change, alter, add to, subtract from, rearrange or combine it with any other material as Distributor may elect, throughout the world, in perpetuity, in all languages.

   (b) If for any reason the Results and Proceeds of Christie/AIX's work are not deemed to be a work made for hire, Christie/AIX as beneficial owner hereby assigns to Distributor all now known or later known existing rights of every kind throughout the universe, in perpetuity and in all languages and formats, in the Results and Proceeds (including without limitation, the copyright and trademark thereto), including all rights of renewal and extension. Christie/AIX agrees to execute and deliver to Distributor, at any time upon Distributor's request, such further documents or do such other acts as may be required to evidence, confirm, perfect, renew or extend Distributor's ownership of rights in the Results and Proceeds.

   (c) The provisions in this Section 23 will apply only to Disney Materials, and Distributor will not claim ownership of any upgrades, improvements or new technology developed by Christie/AIX, Christie or their suppliers merely on the ground that the upgrades, improvements or new technology was developed in whole in part based upon services provided by Christie/AIX under this Agreement.

24. INSURANCE.

   (a) Christie/AIX will maintain during the term of this Agreement:

      (i) Commercial General Liability Insurance including contractual and products/completed operations, with minimum limits of $10,000,000 on per occurrence basis, and Automobile Liability coverage with minimum combined single limits of $10,000,000, protecting Christie/AIX and Distributor from claims for personal or bodily injury (including death) and property damage which may arise from or in connection with the performance of Christie/AIX's services under this Agreement or from or out of any wrongful or negligent act or omission of Christie/AIX, its officers, directors, agents, contractors or employees; and

      (ii) Workers' Compensation Insurance as required by applicable law and Employer's Liability Insurance with minimum limits of $1,000,000 per occurrence.

   (b) All such insurance required in this Section 24 must be evidenced on standard industry forms and must provide that the coverage may not be reduced or canceled unless thirty (30) days unrestricted prior written notice is furnished to Distributor. All insurance must be primary and not contributory with regard to any other available insurance to Distributor. All insurance must be written by companies with a BEST Guide rating of B+ VII or better. Christie/AIX must furnish certificates of insurance (or copies of policies, if required by Distributor) to Distributor before providing any services under this Agreement, and such policies must include Distributor, its parent, and all affiliated and related companies as additional "insureds" and contain a waiver of subrogation. (The additional "insured" requirement applies to all coverages except Workers' Compensation and Employers Liability. The waiver of subrogation applies to all coverages.) Distributor's payment obligations under this Agreement are contingent upon receipt of a certificate of insurance which complies with the above. Waiver of this requirement for a payment or several payments does not constitute waiver of this requirement for any other payment.

25. INDEMNIFICATION.

   (a) Each party (the "INDEMNIFYING PARTY") will, at its sole expense, defend, indemnify and hold harmless the other party and its parent company and any subsidiaries, related and affiliated companies of each, and the officers, directors, agents, employees and assigns of each (collectively, the "INDEMNIFIED PARTIES"), from and against any and all claims, demands, suits, judgments, losses or expenses of any nature whatsoever (including reasonable attorneys' fees expended in actions for claims under this Agreement or in pursuing any rights granted under this Agreement against the Indemnifying Party) arising directly or indirectly from or out of:

      (i) any wrongful or negligent act, error or omission of the Indemnifying Party, its officers, directors, agents, contractors, or employees;

      (ii) any occupational injury or illness sustained by an employee or agent of the Indemnifying Party in furtherance of the Indemnifying Party's services under this Agreement, to the extent benefits pursuant to applicable Workers' Compensation laws are claimed against or held to be payable by any Indemnified Party;

      (iii) any failure of the Indemnifying Party to perform it obligations under this Agreement in accordance with the highest generally accepted professional standards;

      (iv) the  Indemnifying  Party  violation of the rights of any third party;
      and

      (v) any other material breach of the Indemnifying Party's obligations, representations and warranties as set forth in this Agreement.

   (b) The Indemnifying Party may not, without the Indemnified Party's written consent, settle any Claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of any wrongdoing (whether in contract, tort or otherwise) on the part of the Indemnified Party.

   (c) Notwithstanding the foregoing, the Indemnified Parties may, in their absolute discretion, employ attorneys of their own choice and institute or defend any claim, action or proceeding and take other appropriate steps to protect all rights, title and interest in and to any trademarks, trade names, designs, or other intellectual property or other materials or property provided to the Indemnifying Party by the Indemnified Party under this Agreement, and in connection therewith, settle, compromise, or in any manner dispose of any such claim, action or proceeding and satisfy any judgment that may be rendered in any manner, as the Indemnified Party may in its sole discretion may determine.

   (d) The indemnities are not limited by the insurance requirements set forth in Section 24. The provisions of this Section 25 will survive the expiration or earlier termination of this Agreement.

26. WARRANTIES.

   (a) Distributor represents and warrants to Christie/AIX that Distributor has the full right, power and authority to enter into and perform this Agreement.

   (b) Christie/AIX represents and warrants to the Companies that Christie/AIX has the full right, power and authority to enter into and perform this Agreement; that Christie/AIX has the experience and skill to perform the services; that Christie/AIX will comply with all applicable Federal, state and local laws including licensing and permit requirements; that all services will comply with industry standards and practices, including improvements in those standards and practices; and that Christie/AIX will perform the services in accordance with the highest generally accepted professional standards and in the most expeditious and economical manner consistent with the best interests of the Companies.

   (c) Christie/AIX represents and warrants that: (a) the media on which any software that is embedded or otherwise utilized within the Digital Systems will not contain any computer instructions whose purpose is to copy, disrupt, damage or interfere with Distributor's or its Affiliates' use of any Digital Title or any of their data, programs or computer or telecommunications facilities for their commercial purposes; and (b) unless expressly authorized in writing by Distributor, the software will not contain (i) any mechanism which electronically notifies Christie/AIX of any fact or event, nor (ii) any key, node lock, time-out, logic bomb or other function, implemented by any means, which may restrict Distributor's use of or access to any Digital Title, programs, data or equipment. Nothing contained in this Section 26(c) restricts the monitoring of Digital System performance and operation for maintenance and support purposes.

27. ASSIGNMENT. This Agreement is not assignable by Christie/AIX without the written consent of Distributor and any attempted assignment without such consent will be void. No assignment will relieve the assignor from its obligations under this Agreement. Notwithstanding the foregoing, Christie/AIX may assign this Agreement to a bankruptcy remote vehicle ("BRV") established in connection with the financing of the acquisition of Digital Systems for deployment as contemplated by this Agreement, and, in connection with any such financing, Christie/AIX or any such BRV may grant security interests in or collaterally assign this Agreement in favor of any bank or insurance company which is directly or indirectly publicly held and whose primary business is finance or insurance or any collateral agent for any such banks or insurance companies (the "FINANCING PARTY"); provided, however, that any such assignment will not relieve the assignor from its obligations under this Agreement. Neither the BRV or the Financing Party may be affiliated with an exhibitor, distributor or producer of theatrical motion pictures.

28. FORCE MAJEURE. If any loss or damage of any kind occurs by reason of any act or omission of either party due to, or if either party is substantially delayed in, or prevented from the performance of any of the covenants (other than the payment of money) on its part to be performed pursuant to this Agreement on account of, any cause beyond its control, including but not limited to acts of God, the elements, strikes, walk-outs, fire, failure of transportation agencies, public enemy, inability to obtain, or the failure of others to deliver, or the delay of others in delivering, raw stock or other necessary material, machinery or equipment, to the extent such party uses reasonable efforts and due diligence to recover and resume performance, it shall be excused and the period of such delay shall be disregarded in calculating the time of its performance and no claim, offset or cause of action shall lie against any party at any time on account thereof.

29. RELATIONSHIP BETWEEN THE PARTIES. The parties expressly agree that the relationship between them is that of two principals dealing with each other as independent contractors. Accordingly, nothing contained in this Agreement nor activities undertaken by the parties pursuant to this Agreement or the contemplated services will be deemed to create a joint venture, partnership, employment or agency relationship between Christie/AIX and Distributor or Christie/AIX and the Companies. Further, Christie/AIX is solely responsible for the payment of all Federal, state and local income taxes, social security taxes, Federal and state unemployment insurance and similar taxes and all other assessments, contributions, dues or sums payable as a result of or in connection with the services performed by Christie/AIX and Christie/AIX will sign and file all related returns, forms and certificates (including I-9) with respect to any of the foregoing. Christie/AIX has no authority to bind or contract on behalf of Distributor or the Companies and must not hold itself out to any third party as having any such authority. Christie/AIX is not entitled to participate in, or to receive any benefits from, any of the Companies' benefit or similar programs, specifically including, but not limited to, coverage under the Companies' worker's compensation program. The Companies have no obligation whatsoever to compensate Christie/AIX on account of any damages or injuries which Christie/AIX may sustain as a result, or in the course, of the performance of Christie/AIX's services.

30. SUBCONTRACTORS. With the exception of Christie, if Christie/AIX uses the services of any subcontractors ("SUBCONTRACTORS") to perform services for Christie/AIX in conjunction with its obligations under this Agreement, Christie/AIX warrants and represents that it will: (i) identify in advance to Distributor who it intends to use; (ii) allow Distributor to approve Christie/AIX's choice prior to Christie/AIX's engaging the services; (iii) require all Subcontractors to enter into a Services Agreement, utilizing the form  which  is  attached  to this  Agreement  as  ATTACHMENT  D;  (iv)  provide
Subcontractors with written instructions on security which require the Subcontractor to meet all security measures imposed by Distributor on Christie/AIX; and (v) when executed, provide Distributor with copies of all Subcontractors' Services Agreements. Christie/AIX will remain, in all respects, directly and primarily liable to Distributor for all Services that it elects to have performed by Subcontractors. Distributor approves Christie as a Subcontractor of Christie/AIX.

31. ADDITIONAL DOCUMENTS. At either party's request, the other party will provide and execute any documents required by Federal, state and local authorities, insurance companies and all other documents consistent with the terms in this Agreement which are reasonably necessary to carry out the intent and purpose of this Agreement.

32. NOTICES. Notices will be effective when delivered to the specified address and must be sent via certified mail; expedited delivery; or by messenger service, with each of the foregoing providing for a written confirmation of delivery; or via facsimile with verbal confirmation of receipt. Distributor will send notices and correspondence to Christie/AIX at the address first set forth above. Christie/AIX will send notices and correspondence to Distributor at the following addresses:

      Buena Vista Pictures Distribution
      350 South Buena Vista Street
      Burbank, CA  91521
      Attn:  Chuck Viane

      With a copy to:

      FOR ITEMS SENT VIA U.S. MAIL             ALL OTHER METHODS

      Buena Vista Pictures Distribution        Buena Vista Pictures Distribution
      350 South Buena Vista Street             3900 W. Alameda Ave., Ste. 833
      Burbank, CA  91521-6451                  Burbank, CA  91505-6451
      Attn:  Denise D. Brown                   Attn:  Denise D. Brown

33. MISCELLANEOUS.

   (a) CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be wholly performed within such State (without giving effect to any conflict of laws principles under California law).

   (b) JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that the terms of this Agreement will not be more strictly construed against the party who prepared this Agreement, it being further agreed that each party has participated in the negotiation of this Agreement and was given sufficient opportunity to consult legal counsel before the execution of this Agreement.

   (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, including by facsimile transmission, each of which will be deemed an original and all of which together will constitute one and the same instrument.

   (d) HEADINGS. The headings and titles contained in this Agreement are for the sake of convenience only and have no bearing on the content or substance of this Agreement.

   (e) SEVERABILITY. If any provision of this Agreement is adjudicated void, illegal, invalid or unenforceable, the remaining terms and conditions will not be affected, and each of the remaining terms and conditions of this Agreement will be valid and enforceable to the fullest extent permitted by law, unless a party demonstrates by a preponderance of the evidence that the invalid provision was an essential economic term of this Agreement.

   (f) FULL EXECUTION. This Agreement will not be effective until fully executed by both parties or their duly authorized representatives.

   (g) ENTIRE AGREEMENT. This Agreement, including any exhibits, contains the entire understanding of the parties relating to the subject matter contained in this Agreement and supersedes all prior discussions and writings between them. In the event of any inconsistency between the provisions of this Agreement and the provisions of any exhibit to this Agreement, the provisions contained in this Agreement will prevail. This Agreement may not be modified by language contained in any purchase order, invoice or other business form, and may only be amended by a written instrument signed by the duly authorized representatives of each of the parties which expressly amends this Agreement. If Distributor pays Christie/AIX pursuant to an invoice, purchase order or other business form submitted by Christie/AIX, the terms of this Agreement will prevail if the terms of this Agreement are inconsistent with the terms of the invoice.

ACCEPTED AND AGREED TO:
CHRISTIE/AIX                        BUENA VISTA PICTURES DISTRIBUTION

    /S/ A. DALE MAYO                    /S/ CHUCK VIANE
By: -----------------------------   By: -----------------------------
      A. Dale  Mayo                       Chuck Viane
Its:  CEO                           Its:  President


Federal Tax ID. No.:    ______________

CHRISTIE DIGITAL SYSTEMS USA, INC.

    /S/ JOHN M. KLINE
By: -----------------------------
      John M. Kline
Its:  President/COO

                                 ATTACHMENT LIST


A-1   MXF INTEROPERABILITY COMPLIANCE TEST PLAN

A-2   MXF INTEROPERABILITY DIGITAL CINEMA REQUIREMENTS

B     MINIMUM DIGITAL TITLE AVAILABILITY

C     VIRTUAL PRINT FEES

D     SUBCONTACTOR'S SERVICES AGREEMENT

                                 ATTACHMENT A-1

                    MXF INTEROPERABILITY COMPLIANCE TEST PLAN

                                 ATTACHMENT A-2

                 MXF INTEROPERABILITY DIGITAL CINEMA REQUIREMENTS

                                  ATTACHMENT B

                       MINIMUM DIGITAL TITLE AVAILABILITY

      During each Contract Year specified below, the number of Distributor Digital Titles will, as a percentage of all Distributor wide release titles (defined as *** or more screens on initial national release) during that Contract Year, equal or exceed the applicable percentage shown below. (If the percentage results in a fractional number, Distributor may round down to the next whole number.)

---------------------------------------------------------------------------
CONTRACT YEAR                         MINIMUM PERCENTAGE
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1st                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2nd                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3rd                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
5th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
6th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
7th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
8th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
9th                                   ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
10th                                  ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
11th                                  ***%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
12th                                  ***%
---------------------------------------------------------------------------

---------------------------------------------------------------------------

In calculating the minimum percentages above, Distributor may subtract from the number of wide release titles per Contract Year, the following:

      CONTRACT YEAR                 NUMBER TO BE EXCLUDED/SUBTRACTED

      1st                           *** movies
      2nd                           *** movies
      3rd and thereafter            *** movies per Contract Year

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT C

                           VIRTUAL PRINT FEES ("VPF")

1. a. STANDARD RATE. The first *** VPFs paid by Distributor to Christie/AIX in any Contract Year will be at the applicable rate set forth in the table below (the "STANDARD RATE") for

      (i) Approved Exhibitors when the deployment occurred according to the percentages set forth in Section 3(b); and

      (ii) for Other Exhibitors.

      ---------------------------------------------------
      CONTRACT YEAR             VIRTUAL PRINT FEE
      ---------------------------------------------------
      ---------------------------------------------------
      1st                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      2nd                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      3rd                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      4th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      5th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      6th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      7th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      8th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      9th                       $***
      ---------------------------------------------------
      ---------------------------------------------------
      10th                      $***
      ---------------------------------------------------
      ---------------------------------------------------
      11th                      $***
      ---------------------------------------------------
      ---------------------------------------------------
      12th                      $***
      ---------------------------------------------------
      ---------------------------------------------------
      13th                      $***
      ---------------------------------------------------
      ---------------------------------------------------
      14th                      $***
      ---------------------------------------------------
      ---------------------------------------------------
      15th                      $***
      ---------------------------------------------------

   b. Volume Discounts.

      (i) After the Standard Rate is paid on the first *** VPFs, the next *** VPFs paid by Distributor to Christie/AIX in any Contract Year (i.e., *** - *** VPFs) will be at a discount of ***% from the Standard Rate. (ii) Thereafter, the next *** VPFs paid by Distributor to Christie/AIX in any Contract Year (i.e., *** - *** VPFs) will be at a discount of ***% from the Standard Rate. (iii) Thereafter, any VPFs paid by Distributor to Christie/AIX in any Contract Year (VPFs in excess of *** VPFs) will be at a discount of ***% from the Standard Rate.

   c. Combined titles. VPFs for Digital Titles released by Distributor will be combined with VPF on titles for affiliates which Distributor has elected to have included in this Agreement pursuant to Section 9, for the purpose of determining total VPFs paid in order to calculate discounts. For example, if

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

   in a given contract year, Distributor pays *** VPFs and an affiliate of Distributor pays *** VPFs, the total VPFs for the purposes of calculating discounts will be *** and the first *** VPFs are paid by Distributor or its affiliate are paid according to the applicable rate set forth above and the following *** VPFs paid by either Distributor or its affiliate will qualify for a discount of ***% from the applicable VPF rate according to the Contract Year.

2. REDUCED DEPLOYMENT RATE.

   The Standard Rate will be revised according to the chart below ("REDUCED DEPLOYMENT RATE") if

   (a) Christie/AIX fails to deploy ***% of the total screens for the Approved Exhibitors as set out in Section 1(a)(i)(iii) during the Roll-Out Period;

   (b) Christie/AIX fails to deploy ***% of the total screens for the Approved Exhibitors as set out in Section 1(a)(ii) during the Roll-Out Period; or

   (c) Christie/AIX fails to deploy ***% of the total screens for the Approved Exhibitors as set out in Section 1(a)(iv) during the Roll-Out Period.


   ---------------------------------------------------
   CONTRACT YEAR             VIRTUAL PRINT FEE
   ---------------------------------------------------
   ---------------------------------------------------
   1st                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   2nd                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   3rd                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   4th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   5th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   6th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   7th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   8th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   9th                       $***
   ---------------------------------------------------
   ---------------------------------------------------
   10th                      $***
   ---------------------------------------------------
   ---------------------------------------------------
   11th                      $***
   ---------------------------------------------------
   ---------------------------------------------------
   12th                      $***
   ---------------------------------------------------
   ---------------------------------------------------
   13th                      $***
   ---------------------------------------------------
   ---------------------------------------------------
   14th                      $***
   ---------------------------------------------------
   ---------------------------------------------------
   15th                      $***
   ---------------------------------------------------

3. SCREENINGS. Christie/AIX will not charge Distributor the Standard Rate or the Reduced Deployment Rate for Screenings, but in place of the Standard Rate will charge a VPF of $***. "SCREENINGS" means all exhibitions which are for invited guests only and for which the guests are not charged an admission, including but not limited to screenings for the Academy of Motion Pictures, trade screenings, press events, or charitable events.

4. TEN YEAR LIMIT. Although the VPFs set forth in the tables above are specified according to Contract Year, Christie/AIX will charge a VPF for any Digital System for only the ten (10) year period following after the Installation Date of that Digital System. For example, if the Standard Rate applies:

   (a) if a Digital System is installed during the 1st Contract Year, VPFs on that Digital System will be (before any applicable discount):

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

      (i) $*** for the remainder of the 1st Contract Year,

      (ii) $*** for the 2nd and 3rd Contract Years,

      (iii) $*** for the 4th and 5th Contract Years,

      (iv) $*** for the 6th Contract Year through the expiration of the ten (10) year period occurring in the 11th Contract Year, and

      (v) $*** for the remainder of the 11th Contract Year and for the 12th , 13th, 14th and 15th Contract Years; and

   (b) if a Digital System is installed during the 2nd Contract Year, VPFs on that Digital System will be (before any applicable discount):

      (i) $*** for the remainder of the 2nd Contract Year,

      (ii) $*** for the 3rd Contract Year,

      (iii) $*** for the 4th and 5th Contract Years,

      iv) $*** for the 6th Contract Year through the expiration of the ten (10) year period occurring in the 12th Contract Year, and

      (v) $*** for the remainder of the 12th Contract Year and for the 13th, 14th, and 15th Contract Year.

*** CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT D

                       SUBCONTRACTOR'S SERVICES AGREEMENT

_______________________("PROVIDER") as an independent contractor to Christie/AIX ("VENDOR") acknowledges that Buena Vista Pictures Distribution ("BVPD") has imposed the following conditions on all of Vendor's independent contractors. As a precondition to providing services to Vendor in support of its obligations to BVPD ("SERVICES"), Provider accepts the following conditions:

1. OWNERSHIP OF RESULTS AND PROCEEDS. Provider expressly agrees that all of the results and proceeds of all Services to be performed by Provider will be deemed a work-made-for-hire for BVPD and that BVPD will be the author and copyright owner of all such results and proceeds.

2. CONFIDENTIALITY OF MATERIAL. While providing Services, Provider may acquire knowledge of confidential information, data and other information of or with respect to BVPD which may not be accessible or known to the general public ("CONFIDENTIAL INFORMATION"). Any Confidential Information acquired by Provider may not be used, published or divulged by without first having obtained the written permission of BVPD, which BVPD may grant or withhold at BVPD's sole discretion.

3. PROMOTION BY PROVIDER. Provider acquires no right to use, and may not use the name "Disney" (either alone of in conjunction with or as a part of any other word or name) or any fanciful characters, designs, trademarks or trade names of The Walt Disney Company or any of its related, affiliated, or subsidiary companies (a) in any advertising, publicity, promotion; (b) to express or to imply any endorsement of Provider's products or services; nor (c) in any other manner (whether or not similar to uses prohibited by Subparagraphs (a) and (b) above).

4. SECURITY. Provider will comply will all security measures set forth by Vendor.

5. WARRANTY. Provider warrants that all material provided to Vendor is wholly original with Provider, or in the public domain; that Provider will comply with all applicable federal, state and local laws including all permit and license requirements; and that Provider will perform all services to be provided to Vendor in accordance with the highest generally accepted standards in the industry.

6. REMUNERATION SOLE RESPONSIBILITY OF VENDOR. Provider will look solely to Vendor for all compensation and other remuneration for any Services Provider renders.

7. INSURANCE. Provider will maintain throughout the performance of its services:

   (a) Commercial General Liability Insurance (to include contractual and products/completed operations endorsements) with minimum limits of $10,000,000 on an occurrence form basis, and Automobile Liability coverage with minimum combined single limits of $10,000,000 protecting it and BVPD from claims for bodily injury (including death) and property damage which may arise from or in connection with the performance of Provider's Services or from or out of any wrongful or negligent act or omission of Provider, its officers, directors, agents, subcontractors or employees; and

   (b)  Workers'  Compensation  Insurance  as  required  by  applicable  law and
   Employer's   Liability  Insurance  with  minimum  limits  of  $1,000,000  per occurrence.

   All such insurance required in Paragraph 7.a. above must be evidenced on standard industry forms and must provide that the coverage may not be reduced or canceled unless thirty (30) days unrestricted prior written notice thereof is furnished to BVPD. All insurance must be written by companies with a BEST Guide rating of B+ VII or better. Certificates of insurance (or copies of policies, if required by BVPD) must be furnished to BVPD, and such policies must include BVPD, its parent, and all affiliated and related companies as additional "insureds."

8. INDEMNIFICATION. Provider will defend (if requested by BVPD and with counsel selected by BVPD), indemnify and hold BVPD, its parent company, or any subsidiaries, related and affiliated companies of each, and the officers, directors, agents, employees and assigns of each, harmless from and against any and all claims, demands, suits, judgments, losses, or expenses of any nature whatsoever (including reasonable attorneys' fees) arising directly or indirectly from or out of: any wrongful or negligent act, error, or omission of Provider, its subcontractors or their respective officers, directors, agents, subcontractors, invitees or employees; any occupational injury or illness sustained by an employee or agent of Provider in furtherance of Provider's services to the extent benefits claimed pursuant to applicable Workers' Compensation laws are claimed against or held to be payable by any of those indemnified pursuant to this Section; or any other material breach of Provider's obligations, representations and warranties as set forth in this Agreement. The indemnities will not be limited by the insurance requirements of Paragraph 6(a) above. The provisions of this paragraph will survive the expiration or sooner termination of Provider's Agreement with Vendor.

                           __________________________ ("Provider")
DATE ______________        BY:  ________________________________
                           NAME:_______________________________
                           TITLE: ______________________________